UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2008

Kforce Inc.

(Exact name of registrant as specified in its charter)

Florida	000-26058	59-3264661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 East Palm Avenue, Tampa, Florida 33605

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (813) 552-5000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 2, 2008, Kforce Inc. (the “Firm”) issued a press release announcing that it entered into a corporate stock repurchase plan (the “Plan”), which allows the Firm to repurchase up to $14.8 million of outstanding common stock under a share repurchase program previously authorized by the Firm’s Board of Directors. The Plan is in accordance with Rule 10b5-1 of the Securities Exchange Act of 1934, is effective from January 7, 2008 through February 11, 2008 and is subject to certain price, market, volume and timing constraints specified in the Plan. A copy of this press release is furnished as Exhibit 99.1 to this Report and is incorporated into this Report by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
99.1	Press release of Kforce Inc. dated January 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KFORCE INC.
(Registrant)

January 3, 2008	By:	/s/ Joseph J. Liberatore
Joseph J. Liberatore,
Chief Financial Officer